UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 1, 2016 (December 1, 2016)

Information Services Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33287	20-5261587
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

Two Stamford Plaza

281 Tresser Boulevard

Stamford, CT 06901

(Address of principal executive offices)

(203) 517-3100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On December 2, 2016, Information Services Group, Inc. (“ISG” or the “Company”), filed a Current Report on Form 8-K (the “Original Filing”) announcing that, on December 1, 2016, a wholly-owned subsidiary of ISG had executed an Agreement and Plan of Merger, by and among Alsbridge Holdings, Inc., a Delaware corporation (“Alsbridge”), ISG Information Services Group Americas, Inc., a Texas corporation (“Parent”), Gala Acquisition Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Parent (“Acquisition Sub”), and LLR Equity Partners III, L.P., solely in its capacity as representative of the equity holders of Alsbridge, pursuant to which Acquisition Sub merged with and into Alsbridge with Alsbridge becoming an indirect wholly-owned subsidiary of ISG.  This Amendment No. 1 on Form 8-K/A amends and supplements the Original Filing and is being filed to provide the historical financial information and the pro forma financial information required pursuant to Items 9.01(a) and 9.01(b) of Form 8-K, respectively. In accordance with the requirements of Items 9.01(a)(4) and 9.01(b)(2) of Form 8-K, this Amendment No. 1 on Form 8-K/A is being filed within 71 calendar days of the date that the Original Filing was required to be filed.  No other changes have been made to the Original Filing, and this Amendment No. 1 does not amend or otherwise update any other information in the Original Filing. Defined terms not otherwise defined herein shall have the meaning ascribed to such terms in the Original Filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)                                 Financial statements of the businesses acquired.

(i)             The Report of Independent Auditors, issued November 28, 2016 by BKD, LLP, and audited consolidated balance sheets of Alsbridge and its subsidiaries as of December 31, 2015, December 31, 2014 and December 31, 2013 and the related consolidated statements of operations and comprehensive income (loss), changes in shareholders’ equity and cash flows of Alsbridge for the years then ended, are filed as Exhibit 99.2 hereto and are hereby incorporated by reference into this Item 9.01(a).

(ii)          The unaudited consolidated balance sheet of Alsbridge and its subsidiaries as of September 30, 2016, the related consolidated statements of operations and comprehensive income and cash flows for the nine month periods ended September 30, 2016 and 2015, and the statement of changes in shareholders’ equity for the nine month period ended September 30, 2016 are filed as Exhibit 99.3 hereto and are hereby incorporated by reference into this Item 9.01(a).

(b)                                 Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet for ISG as of September 30, 2016 and unaudited pro forma condensed combined statements of operations for the nine month periods ended September 30, 2016 and the year ended December 31, 2015 are filed as Exhibit 99.4 hereto and are hereby incorporated by reference into this Item 9.01(b).

(d)                                 Exhibits.

2.1                              Agreement and Plan of Merger, dated as of December 1, 2016, by and among Alsbridge Holdings, Inc., ISG Information Services Group Americas, Inc., Gala Acquisition Sub, Inc., and LLR Equity Partners III, L.P., as representative of the equity holders (incorporated by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed on December 2, 2016) (File No. 001-33287)

4.1                              Form of Unsecured Subordinated Promissory Note (incorporated by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K filed on December 2, 2016) (File No. 001-33287)

10.1                       Amended and Restated Credit Agreement, dated as of December 1, 2016, among Information Services Group, Inc., various lenders and Bank of America, N.A., as Administrative Agent (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on December 2, 2016) (File No. 001-33287)

10.2                       Securities Purchase Agreement, dated as of December 1, 2016, by and between Information Services Group, Inc. and Chevrillon & Associés SCA (incorporated by reference to Exhibit 10.2 to the Registrant’s Current Report on Form 8-K filed on December 2, 2016) (File No. 001-33287)

23.1*                Consent of Independent Auditors, BKD, LLP

99.1                       Press Release, dated December 1, 2016 (incorporated by reference to Exhibit 99.1 to the Registrant’s Current Report on Form 8-K filed on December 2, 2016) (File No. 001-33287)

99.2*                The Report of Independent Auditors, issued November 28, 2016 by BKD, LLP, and audited consolidated balance sheets of Alsbridge and its subsidiaries as of December 31, 2015, December 31, 2014 and December 31, 2013 and the related consolidated statements of operations and comprehensive income (loss), changes in shareholders’ equity and cash flows of Alsbridge for the years then ended

99.3*                The unaudited consolidated balance sheet of Alsbridge and its subsidiaries as of September 30, 2016, the related consolidated statements of operations and comprehensive income and cash flows for the nine month periods ended September 30, 2016 and 2015, and the statement of changes in shareholders’ equity for the nine month period ended September 30, 2016

99.4*                The unaudited pro forma condensed combined balance sheet for ISG as of September 30, 2016 and unaudited pro forma condensed combined statements of operations for the nine month period ended September 30, 2016 and the year ended December 31, 2015

*                                        Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment No. 1 on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 16, 2017	INFORMATION SERVICES GROUP, INC.

	By:	/s/ Michael P. Connors
Michael P. Connors
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1

Agreement and Plan of Merger, dated as of December 1, 2016, by and among Alsbridge Holdings, Inc., ISG Information Services Group Americas, Inc., Gala Acquisition Sub, Inc., and LLR Equity Partners III, L.P., as representative of the equity holders (incorporated by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed on December 2, 2016) (File No. 001-33287)

4.1	Form of Unsecured Subordinated Promissory Note (incorporated by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K filed on December 2, 2016) (File No. 001-33287)

10.1

Amended and Restated Credit Agreement, dated as of December 1, 2016, among Information Services Group, Inc., various lenders and Bank of America, N.A., as Administrative Agent (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on December 2, 2016) (File No. 001-33287)

10.2

Securities Purchase Agreement, dated as of December 1, 2016, by and between Information Services Group, Inc. and Chevrillon & Associés SCA (incorporated by reference to Exhibit 10.2 to the Registrant’s Current Report on Form 8-K filed on December 2, 2016) (File No. 001-33287)

23.1*	Consent of Independent Auditors, BKD, LLP

99.1	Press Release, dated December 1, 2016 (incorporated by reference to Exhibit 99.1 to the Registrant’s Current Report on Form 8-K filed on December 2, 2016) (File No. 001-33287)

99.2*

The Report of Independent Auditors, issued November 28, 2016 by BKD, LLP and audited consolidated balance sheets of Alsbridge and its subsidiaries as of December 31, 2015, December 31, 2014 and December 31, 2013 and the related consolidated statements of operations and comprehensive income (loss), changes in shareholders’ equity and cash flows of Alsbridge for the years then ended

99.3*

The unaudited consolidated balance sheet of Alsbridge and its subsidiaries as of September 30, 2016, the related consolidated statements of operations and comprehensive income and cash flows for the nine month periods ended September 30, 2016 and 2015, and the statement of changes in shareholders’ equity for the nine month period ended September 30, 2016

99.4*

The unaudited pro forma condensed combined balance sheet for ISG as of September 30, 2016 and unaudited pro forma condensed combined statements of operations for the nine month period ended September 30, 2016 and the year ended December 31, 2015

* Filed herewith.